Supplement dated September 15, 2026
to the Prospectus and Summary Prospectus of the following fund (the Fund):
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio – Partners Core Equity Fund	5/1/2026
Effective immediately, the portfolio manager information for J.P. Morgan Investment Management Inc. (JPMIM) under the heading “Fund Management” in the Summary Prospectus and in the “Summary of the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Scott Davis	Managing Director of JPMIM	Co-Portfolio Manager	2021
David Maccarrone, CFA	Managing Director of JPMIM	Co-Portfolio Manager	September 2026
The rest of the section remains the same.
Effective immediately, the portfolio manager information for JPMIM under the subsection “Primary Service Provider Contracts – Portfolio Managers” in the “More Information About the Fund” section of the Prospectus is hereby superseded and replaced with the following:
Subadviser: J.P. Morgan Investment Management Inc. (JPMIM)
Portfolio Management	Title	Role with Fund	Managed Fund Since
Scott Davis	Managing Director of JPMIM	Co-Portfolio Manager	2021
David Maccarrone, CFA	Managing Director of JPMIM	Co-Portfolio Manager	September 2026
Mr. Davis is a Managing Director of JPMIM and joined the firm in 2006. Mr. Davis began his investment career in 1993 and earned a B.S. from Drexel University and an M.B.A. from Columbia Business School.
Mr. Maccarrone is a Managing Director of JPMIM and joined the firm in 2010. Mr. Maccarrone began his investment career in 1995 and earned a B.S. in Economics from the University of Pennsylvania.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP7053-0002_(09/26)